UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) January 28, 1998
                                                 -------------------------------

                                AMPEX CORPORATION
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             (Exact name of registrant as specified in its charter)



Delaware                           0-20292                           13-3667696
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(State or Other                  (Commission)                  (I.R.S. Employer
Jurisdiction of                   File Number)                   Identification
Incorporation)                                                             No.)


                    500 Broadway, Redwood City, CA 94063-3199
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                     (Address of Principal Executive Offices)        (Zip Code)


Registrant's telephone number, including area code (415) 367-2011
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         (Former name or former address, if changed since last report.)



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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.  Other Events


               On January 28, 1998, the Registrant issued and sold $30,000,000 aggregate principal amount of its 12% Senior Notes due 2003 (the "Notes") and Warrants to purchase 1,020,000 shares of its Class A Common Stock at a price of $2.25 per share. The Warrants expire, unless exercised, on March 15, 2003. The Notes were issued under an Indenture which contains restrictive covenants on (i) the incurrence of additional senior indebtedness of the Company and its Restricted Subsidiaries (as defined), (ii) payment of dividends on, and redemption of capital stock and certain subordinated obligations of, the Company, (iii) investments in Unrestricted Subsidiaries (as defined), (iv) sales of assets and subsidiary stock, (v) transactions with affiliates, and (vi) consolidations, mergers and transfers of all or substantially all of the assets of the Company. The Indenture also requires certain mandatory offers to purchase the Notes in the event of a Change of Control (as defined) of the Company and certain sales of assets. The net proceeds of the offering are expected to be used primarily for working capital purposes, expansion of the Company's existing businesses, and possible investments in or acquisitions of new business. The securities were placed privately with a group of institutional investors in a transaction exempt from registration under the Securities Act of 1933, as amended (the "Act"). The Company has agreed to exchange the Notes for similar Notes registered under the Act and/or to register the Notes and Warrants under a shelf registration statement.



Item 7(c)  Exhibits

               The Exhibits to this Current Report on Form 8-K are listed in the
Exhibit Index which appears elsewhere herein and is incorporated herein by reference.



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                                   SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be on its behalf by the undersigned hereunto duly authorized.

                                        AMPEX CORPORATION


Date: January 30  , 1998                By:   /s/  Craig L. McKibben
      ------------------------                ----------------------
                                              Craig L. McKibben
                                              Vice President, Chief Financial
                                              Officer and Treasurer




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                                  EXHIBIT INDEX


Exhibit No.                        Exhibit Description
----------                         -------------------

1.1 Purchase Agreement, dated January 26, 1998, between the Registrant and First Albany Corporation, as Initial Purchaser (the "Initial Purchaser")

4.1 Indenture, dated as of January 28, 1998, between the Registrant and IBJ Schroder Bank & Trust Company, as trustee, including forms of 12% Senior Notes

4.2 Warrant Agreement, dated as of January 28, 1998, between the Registrant and American Stock Transfer & Trust Company, as warrant agent, including form of Warrant Certificate.

4.3 Exchange and Registration Rights Agreement, dated as of January 28 , 1998, between the Registrant and the Initial Purchaser

4.4 Warrant and Warrant Shares Registration Rights Agreement, dated as of January 28, 1998, between the Registrant and the Initial Purchaser




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